UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2006


                            JUPITERMEDIA CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         000-26393                     06-1542480
--------------                  --------------------          ------------------
(State or other                   (Commission File             (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                  23 Old Kings Highway South, Darien, CT           06820
                  ---------------------------------------        ----------
               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (203) 662-2800
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     Effective December 31, 2006, Christopher J. Baudouin will resign as Chief Financial Officer of Jupitermedia Corporation (the "Company"). Mr. Baudouin will continue with the Company through December 31, 2006 to ensure an orderly transition of his responsibilities until a successor is appointed. Christopher
S. Cardell, Jupitermedia's President and Chief Operating Officer, will serve as interim Chief Financial Officer until a successor is appointed. For more information related to this event, please see a copy of the press release attached to this current report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

             (a) Not Applicable.

             (b) Not Applicable.

             (c) Not Applicable.

             (d) Exhibits:

                 99.1 Press Release dated October 23, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused and authorized the undersigned to sign this Report on its behalf.



                                     JUPITERMEDIA CORPORATION


                                     By: /s/ Christopher S. Cardell
                                         ---------------------------------------
                                         Name:  Christopher S. Cardell
                                         Title: President and Chief
                                                Operating Officer


Date:  October 23, 2006


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                                  EXHIBIT INDEX


Exhibit:

99.1 Press Release, dated October 23, 2006, of Jupitermedia Corporation.